PROS Holdings, Inc. First Quarter 2022 Investor Presentation Updated May 3, 2022 ir@pros.com

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 2 Disclaimer / Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the business impact and duration of the coronavirus (COVID-19) pandemic; our financial outlook (guidance); expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this presentation are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak, including variants, and, among other effects, the timeframe for recovery of the travel industry, (b) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales and lengthy sales cycles, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees and competition for talent, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise. This presentation includes certain supplemental non-GAAP financial measures, that we believe are useful to investors as useful tools for assessing the comparability between periods as well as company by company. Our computation of these measures may not be comparable to other similarly titled measures computed by other companies. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, our financial information and results prepared in accordance with U.S. GAAP included in our periodic filings made with the SEC. Further information relevant to the interpretation of non-GAAP financial measures, and reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix to this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 3 To optimize every shopping and selling experience. Our vision…

Business Overview

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 5 PROS at a Glance $255mm+ Total Revenue TTM Q1 ‘22 85% Recurring Revenue as a % of Q1 ‘22 Total Revenue $30B+ Underpenetrated, Addressable Market Subscription Revenue Growth YoY Q1 ‘22 60+ Countries with Customers 14% 93%+ Customer Gross Revenue Retention Rate TTM Q1 ‘22 Avg. Revenue Uplift Customers Generate Using PROS 6%+ 15+ Awards & Accolades Received in 20211 (1) For a complete list of awards, visit our website.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 6 We believe the combination of artificial intelligence and omnichannel, digital selling technology is critical for businesses to meet buyers’ expectations and thrive in today’s everchanging markets.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 7 The Customer Buying Experience: The New Battlefield for Businesses of businesses expect to compete mainly on customer experience, up from just 36% in 2010 Source: Gartner What qualities define a good customer experience? Speed – Fast responses to inquiries, easy product search, easy to use self-service website Transparency – Product and pricing information are always accessible Personalized – Tailored recommendations, personalized pricing, personalized browsing experience Consistency – Harmonized buying experience, consistent recommendations and offers across channels

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 8 THE CUSTOMER eCOMMERCECRM API+ ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence uniquely enables companies to consolidate the development, management and delivery of product and price information to internal systems that drive commerce so that buyers can receive fast and personalized product and pricing offers in their preferred sales channel. Robust Product Catalogs Product and Service Configuration Performance Quoting Streamlined Sales Agreements Sales Opportunity Insights Omnichannel Price Management Customer-Specific Price Optimization Real-Time Price Delivery

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 9 THE PASSENGER MobileAirline.com NDC API Revenue Management Dynamic Pricing Ancillary Merchandising Bundling & Segmentation Group & Corporate Sales Pricing & Shopping Digital Retailing Booking, Ticketing & Servicing ACTIONABLE INSIGHTS ACTIONABLE INSIGHTS GDS for Travel powers an airline’s offer marketing, revenue management, sales, distribution, and digital retail strategies to create and distribute revenue optimal offers while maintaining the ability to scale the business across both direct and NDC channels. PROS is uniquely able to deliver an end-to-end solution that enables airlines as retailers – to optimize every shopping and selling experience an airline owns. Digital Offer Marketing Common Data Model Connected Selling Workflows Shared UX Design System Artificial Intelligence

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 10 Built on an AI Architecture to Drive Offer Personalization PROS’ flagship AI algorithms have been developed and trained over decades enabling us to provide you with the most personalized offer recommendations which drive sales wins. Data gathered across multiple channels compound the number of dimensions sellers must keep track of The exponential growth of relevant data must be parsed and included in the decision process—AI is a requirement Only AI has the accuracy and consistency, across huge volumes of data, fast enough to meet customer demands.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 11 Leading Companies Across Industries Choose PROS to Power Commerce Travel TechnologyHealthcare Chemicals & Energy Food & ConsumablesB2B Services Automotive & Industrial

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 12 Our AI-Powered Solutions Power Companies to Win in Today’s Economy We just felt like [the PROS] team had the best sense of where we were as an organization and what our challenges were, and then met us halfway in that journey. And we had the greatest degree of confidence that you not only would we get value out of the technology, the actual implementation and rollout would be with the lowest risk profile. Alexander Dadakis USG Corporation Chief Customer & Strategy Officer Our industry certainly has been faced with rising material costs, transportation costs, constraints of supply, throw in a global pandemic, why don't you. The need for technology that's dynamic and flexible, it's critical for businesses in today's day and age. And having PROS be part of our technology ecosystem. That solution has allowed us to continue to be flexible. Murrae-Anne Carlson WESCO Anixter Senior Director, Pricing Solutions In the emerging digital selling landscape, customers are looking for frictionless buying experiences, with immediate responses about pricing and delivery. PROS has proved to be an excellent partner, committed to our success. Jean-Phillippe Bitouzet Saint Gobain Director, Supply Chain & Business Model See more customer case studies and testimonials here

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 13 PROS TAM is Massive, Global and Growing $30B+ Underpenetrated, Addressable Market(1) Strategic Industries and Geographies +$9B Emerging Industries and Geographies$21B $2.4B Automotive & Industrial $1.6B Food & Consumables $1.3B Healthcare $1.2B Travel $1.0B B2B Services $800mm Technology $700mm Chemicals & Energy (1) TAM represents our estimated global total revenue and market opportunity but does not represent the actual market opportunity that we may target or ultimately service or otherwise derive revenue from. Our estimate of TAM may be revised in the future depending on a variety of factors, including competitive dynamics, our sales efforts, customer needs, industry shifts and other economic factors.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 14 Numerous Vectors for Growth Large, Underpenetrated Addressable Market Significant Expansion Opportunities in Existing Customer Base Migrate Legacy Customers to Cloud Strategic M&A

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 15 Strong Growth in a Normal Macroenvironment, Stability through Turbulence 93%+ Customer Gross Revenue Retention Rate1 85% Recurring Revenue as a % of Total Revenue2 (1) TTM Customer Gross Revenue Retention Rate as of Q1 2022. (2) Recurring Revenue as a percent of Q1 2022 Total Revenue. • Pre-COVID PROS was outgrowing other airline RM providers at a faster rate • During COVID PROS retained more revenue than other airline RM providers 28% Subscription Revenue CAGR 2017 to 2021 100.0% 100.8% 100.4% 100.0% 36.3% 45.2% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 2019 2020 2021 PROS vs. Other Airline Revenue Management (RM) Providers (Total Annual Revenue as a % of 2019 Total Revenue) PROS Other Airline RM Providers

Financial Overview

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 17 66.1 98.7 145.3 170.5 178.0 201.5 2017 2018 2019 2020 2021 2022E Subscription Revenue Growth Trajectory ($mm, % YoY Growth) 49% 17% 47% 4% 13% • 28% CAGR 2017 through 2021 • Continued growth through the COVID-19 pandemic • Expecting re-acceleration in 20221 1 1) 2022 dollar value and growth rate based on the mid-point of the Subscription Revenue 2022 Guidance. 2022 expectations are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 18 Non-GAAP Subscription Gross Margin1 Growth Trend – Last 5 Quarters 69% 71% 72% 75% 76% 64% 66% 68% 70% 72% 74% 76% 78% Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 N o n- G A A P S u bs cr ip tio n G ro ss M a rg in 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 19 First Quarter 2022 Earnings Recap $mm (Except Per Share) Q1 2022 Q1 2021 Delta TTM 3/31/2022 TTM 3/31/2021 Delta Total Revenue $66.5 $61.4 8% $256.5 $247.5 4% Subscription Revenue $48.8 $42.6 14% $184.1 $170.0 8% Adjusted EBITDA ($9.1) ($9.4) $0.2 ($24.6) ($25.5) $0.9 Free Cash Flow ($11.5) ($4.6) ($6.8) ($27.1) ($32.4) $5.4 Non-GAAP Net Loss Per Share ($0.21) ($0.22) $0.01 ($0.64) ($0.65) $0.01 For a reconciliation of non-GAAP to GAAP metrics refer to the appendix.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 20 Guidance Summary Q2 2022 Guidance v. Q2 2021 at Mid- Point Full Year 2022 Guidance v. Prior Year at Mid-Point Total Revenue $66.0 to $67.0 7% $268.0 to $271.0 7% Subscription Revenue $49.25 to $49.75 12% $200.5 to $202.5 13% ARR n/a n/a $246.0 to $250.0 9% Subscription ARR n/a n/a $224.0 to $228.0 16% Non-GAAP Loss Per Share $(0.19) to $(0.17) $(0.04) n/a n/a Adjusted EBITDA $(8.0) to $(7.0) $(2.8) $(28.0) to $(25.0) $(1.7) Free Cash Flow n/a n/a $(25.0) to $(21.0) $(2.8) Notes: • The 2022 Guidance shown here are forward-looking statements. Given the risks, uncertainties and assumptions related to PROS’ business and operations, PROS’ actual future results may differ materially from these expectations. Investors should review the Company’s cautionary statements and risk factors referred to in this presentation. • Based on an estimated 45.2 million basic weighted average shares outstanding for the second quarter of 2022 and a 22% non-GAAP estimated tax rate for the second quarter and full year 2022. • Please see appendix for a reconciliation of these non-GAAP metrics to GAAP metrics.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 21 Supplemental Business Metrics Revenue Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ’21 Q1 ‘22 Subscription $ 42,377 $ 42,029 $ 42,897 $ 42,648 $ 44,224 $ 44,119 $ 47,015 $ 48,765 Maintenance and Support $ 11,741 $ 10,765 $ 9,663 $ 9,674 $ 8,570 $ 8,477 $ 8,390 $ 7,855 Recurring Revenue $ 54,118 $ 52,794 $ 52,560 $ 52,322 $ 52,794 $ 52,596 $ 55,405 $ 56,620 Services $ 9,629 $ 8,714 $ 8,298 $ 9,056 $ 9,607 $ 10,075 $ 9,568 $ 9,872 Total Revenue $ 63,747 $ 61,508 $ 60,858 $ 61,378 $ 62,401 $ 62,671 $ 64,973 $ 66,492 Recurring Revenue % 85% 86% 86% 85% 85% 84% 85% 85% Revenue by Geography Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ’21 Q1 ‘22 United States $ 20,715 $ 19,960 $ 19,824 $ 20,876 $ 21,875 $ 23,275 $ 22,866 $ 23,194 Europe $ 17,682 $ 18,827 $ 18,497 $ 18,692 $ 18,562 $ 18,571 $ 20,659 $ 20,823 Rest of World $ 25,350 $ 22,721 $ 22,537 $ 21,810 $ 21,964 $ 20,825 $ 21,448 $ 22,475

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 22 Supplemental Business Metrics Financial & Operating Metrics Q2 ’20 Q3 ’20 Q4 ’20 Q1 ‘21 Q2 ‘21 Q3 ‘21 Q4 ’21 Q1 ‘22 Non-GAAP Gross Margin1 62% 62% 61% 59% 60% 61% 63% 63% Non-GAAP Recurring Revenue Gross Margin1 74% 74% 72% 71% 71% 72% 75% 76% Adjusted EBIDTA1 $ (5,714) $ (6,223) $ (4,175) $ (9,352) $ (4,676) $ (4,438) $ (6,356) $ (9,123) Cash and Cash Equivalents $ 220,157 $ 322,352 $ 329,134 $ 323,929 $ 318,326 $ 308,642 $ 227,553 $ 217,393 Recurring Deferred Revenue $ 104,512 $ 105,298 $ 95,551 $ 109,504 $ 97,510 $ 95,774 $ 96,133 $ 116,948 Total Deferred Revenue $ 118,396 $ 118,040 $ 110,528 $ 122,006 $ 109,131 $ 105,764 $ 106,266 $ 128,802 Remaining Performance Obligations2 $ 374,500 $ 366,800 $ 389,700 $ 401,300 $ 390,500 $ 373,000 $ 360,500 $ 433,100 Remaining Performance Obligations - Current $ 180,800 $ 175,400 $ 178,900 $ 191,000 $ 190,300 $ 180,500 $ 184,600 $ 201,100 Free Cash Flow1 $ (23,482) $ (15,729) $ 11,430 $ (4,632) $ (5,726) $ (8,518) $ (1,334) $ (11,475) Total Headcount (including contractors) 1,428 1,424 1,403 1,409 1,409 1,401 1,545 1,541 Quota-carrying Personnel – New Business 68 65 51 54 56 64 67 64 1) For definitions of non-GAAP measures or reconciliation of non-GAAP to GAAP measures, please refer to the appendix of this presentation. 2) Remaining performance obligation represents contracted revenue that has not yet been recognized, which includes deferred revenue and unbilled amounts that will be recognized as revenue in future periods.

Our Values

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 24 Our Mission: To Help People and Companies Outperform We are INNOVATORS Thinking creatively to find new paths to success for our people, our customers, and our business. We CARE Putting people first - our customers, employees, partners, and community - it’s how our company was started, and how we’ll always run it. Looking for every opportunity to create a better PROS and a better experience for our customers, and we hold ourselves accountable. We are OWNERS Learn more about our incredible culture

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 25 Diversity & Inclusion PROS Employee Resource Groups (ERGs) Our ERGs are formed and led by employees, with company support, and any interested employee may join any group. Organized around common life experiences and backgrounds, they serve to champion our diversity initiatives and facilitate a workplace culture of equity and inclusion. Committed to a Diverse & Inclusive Environment We welcome and celebrate diverse perspectives, cultures and experiences. We are truly a ‘people first’ culture where every person is encouraged to bring their authentic selves to work and feel they belong and are valued. Our diversity in thought and action is what makes PROS a special place. Learn more 27% 30% 30% 29% 33% 32% 35% 35% 36% 36% 2017 2018 2019 2020 2021 25% 25% 27% 26% 26% 17% 21% 23% 24% 25% 2017 2018 2019 2020 2021 Overall Representation % of All Employees Globally Management % of All Managers Globally Overall Representation % of All Employees U.S. Management % of All Managers U.S. Women at PROS Underrepresented Minorities in the U.S. 2021 figures based on 1,210 global employees as of 12/31/21 2021 figures based on 805 employees in the U.S. as of 12/31/21 Note: Underrepresented Minorities include AA, Hispanic and Multicultural For further disclosures on D&I at PROS, read our ESG report.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 26 Governance, Security, & Environmental Sustainability Governance • LEED Silver certified global HQ • Sustainable data centers worldwide through our partnership with Microsoft • Recycling program in all offices Security PROS Board of Directors and Executive team are committed to adhering to the highest ethical values and promoting transparency. For more detail and a complete list of governance documents and charters, visit the governance page of our website. For further disclosures, read our ESG report. At PROS, security is the responsibility of everyone. We take data security and privacy seriously.  ISO 27001 Certified  ISO 27018 Certified  SOC1 Type 2 Certified  SOC2 Type 2 Certified  Cloud Security Alliance Compliant  GDPR Compliant For more detail on security and compliance, including detail on all certifications we hold, visit the trust and security page of our website. Environmental Sustainability

Thank You pros.com

Appendix

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 29 Supplemental Information – Explanation of Non-GAAP Measures PROS has provided certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP gross profit, nonGAAP gross margin, non-GAAP subscription gross margin, non-GAAP recurring revenue gross margin, adjusted EBITDA and free cash flow. PROS uses these nonGAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure. A reconciliation of GAAP to the non-GAAP financial measures has been provided in these tables and in the earnings press release. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. Non-GAAP gross profit: Non-GAAP gross profit is defined as GAAP gross profit less the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription, maintenance and support, and services. Non-GAAP gross margin is calculated as the percentage of non-GAAP gross profit divided by total revenue. Non-GAAP subscription gross margin and recurring revenue gross margin are similarly calculated to compare the non-GAAP gross profit of subscription revenue and recurring revenue (subscription, maintenance and support revenue), respectively, to total subscription and recurring revenue, respectively. In calculating the non-GAAP gross profit of subscription revenue, the total costs of subscription are adjusted to reduce such costs by the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription. In calculating the non- GAAP gross profit of recurring revenue, the total costs of subscription, maintenance and support are adjusted to reduce such costs by the portion of new headquarters noncash rent expense, amortization of acquisition-related intangibles and share-based compensation costs allocated to cost of subscription and cost of maintenance and support. Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net loss before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, acquisition-related expenses, amortization of acquisition-related intangibles, depreciation and amortization, new headquarters noncash rent expense, severance and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net loss as an indicator of our operating performance. Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 30

©2022 PROS, Inc. All rights reserved. Confidential and Proprietary page 31 Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures – Guidance (In thousands, Unaudited) Low High Adjusted EBITDA GAAP Loss from Operations $ (23,400) $ (22,400) Amortization of acquisition-related intangibles 2,600 2,600 Share-based compensation 11,600 11,600 Depreciation and other amortization 1,200 1,200 Adjusted EBITDA $ (8,000) $ (7,000) Q2 2022 Guidance Low High Adjusted EBITDA GAAP Loss from Operations $ (90,300) $ (87,300) Amortization of acquisition-related intangibles 9,800 9,800 Severance 1,500 1,500 Share-based compensation 45,800 45,800 Depreciation and other amortization 5,200 5,200 Adjusted EBITDA $ (28,000) $ (25,000) Full Year 2022 Guidance